EXHIBIT 10.1

AMENDMENT NO. 8 TO CREDIT AND GUARANTEE AGREEMENT, dated as of July 30, 2024 (this “Amendment”), among CORE ALASKA, LLC, a Delaware limited liability company (the “Borrower”), CONTANGO ORE, INC., a Delaware corporation (“Contango”), CONTANGO LUCKY SHOT ALASKA, LLC (f/k/a/ ALASKA GOLD TORRENT, LLC), an Alaska limited liability company (“CLSA”), CONTANGO MINERALS ALASKA, LLC, an Alaska limited liability company (“CMA”) and CONTANGO MINING CANADA, INC., a British Columbia corporation (“CMC” and together with Contango, CLSA and CMA, the “Guarantors”) and ING CAPITAL LLC, in its capacity as administrative agent (the “Administrative Agent) (with the consent of the Required Lenders (as defined below in the Credit Agreement referred to below)).

RECITALS:

WHEREAS, the Borrower has entered into that certain Credit and Guarantee Agreement, dated as of May 17, 2023, with the Administrative Agent, the Collateral Agent, the lenders (the “Lenders”) party thereto from time to time, the Guarantors, ING Capital LLC and Macquarie Bank Limited, as Mandated Lead Arrangers and ING Capital LLC, as Bookrunner (as amended pursuant to Amendment No. 1 dated as of July 17, 2023, Amendment No. 2 dated as of August 15, 2023 Amendment No. 3 dated as of December 31, 2023, Amendment No. 4 dated as of January 31, 2024, Amendment No. 5 dated as of February 16, 2024, Amendment No. 6 dated as of April 30, 2024 and Amendment No. 7 dated as of June 28, 2024 (the “Existing Credit Agreement”), as amended hereby and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 10.02(b) (Amendments, etc.) of the Credit Agreement, no amendment or waiver of any provision of the Credit Agreement, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing executed by each Loan Party and the Administrative Agent with the consent of the Required Lenders; and

WHEREAS, the Borrower hereby requests the Required Lenders to amend the Existing Credit Agreement to modify the definition of “Required Commercial Operation Date” set forth in Section 1.01 (Defined Terms) of the Existing Credit Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, and provisions herein contained, the parties hereto agree as follows:

Section 1.
Certain Defined Terms. Unless otherwise defined herein, all capitalized terms used herein (including the recitals hereto) shall have the respective meanings defined in the Credit Agreement. The rules of interpretation contained in Section 1.02 (Terms Generally) of the Credit Agreement are hereby incorporated by reference herein mutatis mutandis as if fully set forth herein.
Section 2.
Amendment. With effect as of the Effective Date (as defined below), subject to the terms and conditions set forth herein, the Required Lenders hereby agree to amend the Existing Credit Agreement by amending and restating the definition of “Required Commercial Operation Date” in the Existing Credit Agreement in its entirety as follows:

““Required Commercial Operation Date” means October 31, 2024.”

AMERICAS/2024013442.2 Contango Ore – Amendment No. 8

to Credit and Guarantee Agreement

Section 3.
Representations and Warranties. Each of the Borrower and the Guarantors hereby represents and warrants on the date hereof and on the Effective Date (as defined below):
(a)
each Loan Party (i) has been duly incorporated or formed and is validly existing under the laws of its incorporation or formation, as applicable (ii) is duly qualified, registered or licensed in all jurisdictions where its ownership, lease or operation of its properties or the nature of its business makes such qualification, registration or licensing necessary or where failure to be in such standing or so qualified, registered or licensed would not reasonably be expected to have a Material Adverse Effect, (iii) has all requisite corporate capacity, power and authority to own, hold under license or lease its properties, and to carry on its business as now conducted and as proposed to be conducted in all material respects, and (iv) has all necessary organizational capacity to enter into, and carry out the transactions contemplated by, this Amendment and the other Loan Documents to which it is a party;
(b)
the execution, delivery and performance by each Loan Party of this Amendment and all necessary action, corporate or otherwise, has been taken to authorize the execution, delivery and performance by such Loan Party of this Amendment;
(c)
(i) each Loan Party has duly executed and delivered this Amendment and (ii) this Amendment will constitute a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except to the extent that the enforceability thereof may be limited by (A) applicable bankruptcy, insolvency, moratorium, reorganization and other laws of general application limiting the enforcement of creditors’ rights generally and (B) the fact that the courts may deny the granting or enforcement of equitable remedies;
(d)
the execution, delivery and performance by each Loan Party of this Amendment, and the consummation of the transactions contemplated herein, do not and will not conflict with, result in any breach or violation of, or constitute a default under, (i) the terms, conditions or provisions of, the charter or Constituent Documents or bylaws of, partnership agreements or declaration relating thereto, such Loan Party, (ii) any law, regulation, judgment, decree or order binding on or applicable to such Loan Party (including Regulation X of the Board of Governors of the Federal Reserve System) or any order, writ, judgment, injunction, decree, determination or award applicable to or binding on or affecting such Loan Party or any of its properties, or (iii) any material agreement binding on or affecting such Loan Party, or (iv) other than as contemplated by the Loan Documents, result in, or require the creation or imposition of any Liens on any property or assets of any Loan Party;
(e)
no Governmental Authorization and no consent, notice or other similar action of, to, or by, or filing with, any Governmental Authority or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, except for the authorizations, approvals, actions, notices and filings, which have been duly obtained, taken, given or made and are in full force and effect and are final and non-appealable; and
(f)
no Default of Event or Default has occurred and is continuing.

AMERICAS/2024013442.2 2 Contango Ore – Amendment No. 8

to Credit and Guarantee Agreement

Section 4.
Conditions Precedent to the Effective Date. This Amendment shall become effective upon the date (the “Effective Date”) on which the following conditions have been met:
(a)
the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Parties; and
(b)
each representation and warranty set forth in Section 3 (Representations and Warranties) above is true, correct and complete in all material respects.
Section 5.
Loan Document; Ratification of Credit Agreement; Etc.
(a)
This Amendment shall be deemed a Loan Document under the Credit Agreement and the other Loan Documents.
(b)
The Credit Agreement is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the forgoing, the parties hereto hereby acknowledge and agree that: (i) notwithstanding the effectiveness of this Amendment, each Loan Document to which such party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (ii) the Loan Documents to which such Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.
(c)
The execution, delivery, and effectiveness of this Amendment shall not (i) operate as a waiver of any right, power, or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly set forth herein, constitute a waiver of any provision of any of the Loan Documents, or (ii) prejudice any other right, power, or remedy that the Secured Parties now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents.
(d)
Notwithstanding anything contained herein, the consent specified in this Amendment (i) is limited as specified and related solely to the matters contemplated hereby in the manner and to the extent described herein, (ii) shall not be effective for any other purpose or transaction and (iii) does not constitute a basis for any subsequent amendment, modification, waiver or consent in respect of the terms and conditions of the Loan Documents.
(e)
The Loan Parties hereby confirm that each of the Collateral Documents to which such Loan Party is a party remains in full force and effect and is hereby ratified and confirmed and reaffirm the grants of security interest in each of the Collateral Documents to which such Loan Party is a party.
(f)
The Required Lenders party hereto hereby direct and instruct the Administrative Agent to execute and deliver this Amendment and to perform its obligations hereunder.

AMERICAS/2024013442.2 3 Contango Ore – Amendment No. 8

to Credit and Guarantee Agreement

Section 6.
Headings. The headings contained herein are for convenience of reference only and do not constitute part of this Amendment.
Section 7.
Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Loan Documents.
Section 8.
Counterparts; Entire Agreement. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when executed and delivered, shall be effective for purposes of binding the parties hereto, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission (i.e., a “pdf” or “tif”), including email, shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be. This Amendment constitutes the entire agreement and understanding of the parties hereto relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, of the parties hereto relating to the subject matter hereof.
Section 9.
Incorporation by Reference. The provisions of Sections 10.07 (Severability), 10.09 (Governing Law; Jurisdiction; etc.) and 10.10 (Waiver of Jury Trial) of the Credit Agreement are hereby incorporated by reference, mutatis mutandis, and shall apply as if fully set forth herein.

[Signature page follows.]

AMERICAS/2024013442.2 4 Contango Ore – Amendment No. 8

to Credit and Guarantee Agreement

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer(s) to execute and deliver this Agreement as of the date first written above.

CORE ALASKA, LLC,
as Borrower

By:
/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO ORE, INC.,
as Guarantor

By:
/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO LUCKY SHOT ALASKA, LLC,
as Guarantor

By:
/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO MINERALS ALASKA, LLC,
as Guarantor

By:
/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: President and Chief Executive Officer

CONTANGO MINING CANADA INC.,
as Guarantor

By:
/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse
Title: Chief Executive Officer

[Signature Page to Contango Ore – Amendment No. 8 to Credit and Guarantee Agreement]

ING CAPITAL LLC,
as Administrative Agent

By:
/s/ Remko van de Water
Name: Remko van de Water
Title: Managing Director

By:
/s/ Brian Gorski
Name: Brian Gorski
Title: Director

[Signature Page to Contango Ore – Amendment No. 8 to Credit and Guarantee Agreement]